Exhibit 10.1

Execution Copy

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 6, 2009 by and among NATIONAL FINANCIAL PARTNERS CORP. (the “Borrower”); the financial institutions signing below and BANK OF AMERICA, N.A., as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS

A.         The Borrower, the financial institutions party thereto and the Administrative Agent are parties to the Credit Agreement dated as of August 22, 2006, amended by certain amendments dated as of January 16, 2007 and December 9, 2008 (as the same has been and may hereafter be amended, restated or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

B.         The Borrower has requested certain amendments to the Credit Agreement as set forth herein.

C.         The Required Lenders are willing to consent to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereto agree as follows:

I.         DEFINITIONS. Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as assigned to them in the Credit Agreement, except to the extent such meanings are amended hereby.

II.        AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth herein, the Borrower and the Required Lenders agree that the Credit Agreement is hereby amended as follows:

A.         Definitions. The definition of “EBITDA” appearing in Section 1.1 of the Credit Agreement is restated in its entirety as follows:

“‘EBITDA’: for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any non-cash impairment of goodwill and intangible assets up to no greater than $25,000,000 in any four-quarter period and any extraordinary, unusual or non-recurring non-cash expenses or losses (including, without limitation whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business), and (f) any other non-cash charges, and minus, to the extent included in the statement of such

Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), (c) any other non-cash income and (d) any cash payments made during such period in respect of items described in clause (e) above subsequent to the period in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income, all as determined on a consolidated basis. For the purposes of calculating EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”) (i) if at any time during such Reference Period the Borrower or any Subsidiary shall have made any Material Disposition, the EBITDA for such Reference Period shall be reduced by an amount equal to the EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period the Borrower or any Subsidiary shall have made a Material Acquisition, EBITDA for such Reference Period shall be calculated after giving pro forma effect as if such Material Acquisition occurred on the first day of such Reference Period. As used in this definition, pro forma effect shall mean the equivalent of the EBITDA of the company or business that is the subject of such Material Acquisition after giving effect to any adjustments thereto in accordance with Regulation S-X and the impact of the Management Agreement in respect thereof. As used in this definition, “Material Disposition” means any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Borrower or any of its Subsidiaries in excess of $1,000,000. Further, (A) EBITDA will be calculated at all times without taking into account income and expenses attributable to FASB SFAS No. 141R (“FASB 141R”), and (B) solely for the first fiscal quarter ending after the implementation of FASB SFAS No. 157 (“FASB 157”) for non-financial assets and liabilities, the EBITDA calculation for such fiscal quarter shall be made without taking into account the impact of FASB 157; with the effect that EBITDA shall be calculated at such times in a manner consistent with the method of calculation prior to the implementation of FASB 141R and FASB 157, as applicable, and (C) solely with respect to the first fiscal quarter of 2009, EBITDA shall at all times be calculated without taking into account any non-cash impairment of goodwill and intangible assets associated with the Borrower's evaluation of intangible assets of Group Members for impairment in accordance with FASB SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" and FASB SFAS No. 142, "Goodwill and Other Intangible Assets"."

B.        Exhibits. Exhibit B (form of Compliance Certificate) to the Credit Agreement is restated to read in the form attached hereto as Exhibit B.

C.        No Further Amendments. Except as specifically amended hereby, the text of the Credit Agreement shall remain unchanged and in full force and effect.

III.      REFERENCES IN LOAN DOCUMENTS; CONFIRMATION OF SECURITY. All references to the “Credit Agreement” in all Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all Obligations shall be secured by and be entitled to the benefits of the Security Documents. All Security Documents heretofore executed by any

Loan Party shall remain in full force and effect and, by each Loan Party's signature hereto, such Security Documents are hereby ratified and affirmed.

IV.       REPRESENTATIONS, WARRANTIES AND COVENANTS. The Borrower hereby represents and warrants to, and covenants and agrees with, the Administrative Agent and the Lenders that:

A.         The execution and delivery of this Amendment and the Loan Documents to which any Loan Party is a party have been duly authorized by all requisite action on the part of such Loan Party.

B.         The representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date, except to the extent (a) such representations and warranties are made with reference to an earlier date, in which case each such representation and warranty shall be true and correct in all material respects as of such date only and (b) inaccuracies resulting from transactions prior to the date hereof which were expressly permitted under the Loan Documents, as applicable.

C.         Both before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

D.         As of the Amendment Closing Date, no Loan Party has any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to), in any case based upon acts or omissions of the Administrative Agent or any Lender, the effectiveness, genuineness, validity, collectibility or enforceability of the Credit Agreement or any of the other Loan Documents, the Obligations, the Liens securing any of the Obligations, or any of the terms or conditions of any Loan Document. No Loan Party possesses (and hereby forever waives, remises, releases, discharges and holds harmless each Lender, the Administrative Agent, and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the “Indemnified Parties”) from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of, any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Credit Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Obligations, the Liens securing any of the Obligations, or any or all of the terms or conditions of any Loan Document) or any transaction relating thereto.

E.         Each of the Loan Documents constitutes the legal, valid and binding obligation of each Loan Party signatory thereto, enforceable against it in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

V.        CONDITIONS TO THIS AMENDMENT. The effectiveness of this Amendment is conditioned on satisfaction of the following conditions:

A.        Amendment. The Loan Parties shall have executed and delivered to the Administrative Agent this Amendment and the Consent and Acknowledgement attached hereto, each of the foregoing to be in form and substance satisfactory to the Administrative Agent.

B.        No Material Adverse Effect. The Borrower shall have delivered to the Administrative Agent a certificate signed by a Responsible Officer of the Borrower certifying that, except as previously disclosed by the Borrower to the Administrative Agent in writing prior to the Amendment Closing Date, there has been no event or circumstance since the date of the audited financial statements most recently delivered to the Administrative Agent that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

C.         Other Documents, etc. The Loan Parties shall have delivered to the Administrative Agent such other supporting documents and certificates as the Administrative Agent or its counsel may reasonably request. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Administrative Agent’s counsel.

D.         Fees. The Borrower shall have paid all fees agreed to be paid by the Borrower pursuant to Section VI(A) below.

VI.	MISCELLANEOUS.

A.         As provided in the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation of this Amendment and the other documents executed in connection herewith.

B.         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

C.         This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

[The next pages are the signature pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

NATIONAL FINANCIAL PARTNERS CORP.
By:	/s/ Donna J. Blank
Name: Donna J. Blank
Title: CFO & EVP

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Roberto Salazar
Name: Roberto Salazar
Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Richard M. Williams
Name: Richard M. Williams
Title: Senior Vice President

BANK OF AMERICA, N.A., as Issuing Lender
By:	/s/ Richard M. Williams
Name: Richard M. Williams
Title: Senior Vice President

BANK OF AMERICA, N.A., as Swingline Lender
By:	/s/ Richard M. Williams
Name: Richard M. Williams
Title: Senior Vice President

(signatures continued)

                                                                                                Signature Page to Third Amendment

JPMORGAN CHASE BANK, N.A., as Syndication Agent
By:	/s/ Sergey Sherman
Name: Sergey Sherman
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Sergey Sherman
Name: Sergey Sherman
Title: Vice President

                                                                                                Signature Page to Third Amendment

WACHOVIA BANK, N.A., as Co-Documentation Agent
By:	/s/ Tyrone J. Williams
Name: Tyrone J. Williams
Title: Senior Vice President

WACHOVIA BANK, N.A., as a Lender
By:	/s/ Tyrone J. Williams
Name: Tyrone J. Williams
Title: Senior Vice President

(signatures continued)

                                                                                                Signature Page to Third Amendment

UBS SECURITIES, LLC, as Co-Documentation Agent
By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Marie Haddad
Name: Marie Haddad
Title: Associate Director

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Marie Haddad
Name: Marie Haddad
Title: Associate Director

(signatures continued)

                                                                                                Signature Page to Third Amendment

US BANK, N.A., as a Lender
By:	/s/ Christopher W. Rupp
Name: Christopher W. Rupp
Title: Vice President

(signatures continued)

                                                                                                Signature Page to Third Amendment

KEYBANK N.A., as a Lender
By:	/s/ Joseph Markey
Name: Joseph Markey
Title: Managing Director

(signatures continued)

                                                                                                Signature Page to Third Amendment

ING CAPITAL LLC, as a Lender
By:	/s/ Kunduck Moon
Name: Kunduck Moon
Title: Managing Director

(signatures continued)

Signature Page to Third Amendment

CAPITAL ONE BANK, N.A., as a Lender
By:	/s/ Enrico Panno
Name: Enrico Panno
Title: Vice President

Signature Page to Third Amendment